UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2018

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in
its charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 456-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 2, 2018, Haynes International, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the issuance of a press release announcing results for the third quarter of fiscal 2018 ended June 30, 2018 and details regarding the approval of a quarterly cash dividend. This Form 8-K/A amends the Original Form 8-K to correct typographical errors contained therein and in the press release attached thereto regarding the date of approval and record date for the quarterly cash dividend. As indicated in this Form 8-K/A and the Company’s press release dated August 3, 2018, the quarterly cash dividend was approved by the Board of Directors on August 1, 2018 and is payable September 14, 2018 to stockholders of record as of the close of business on August 31, 2018.

The information in Items 2.02, 7.01 and 9.01 of this Form 8-K/A is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K/A shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 2.02.Results of Operations and Financial Condition.

On August 2, 2018, the Company issued a press release announcing results for the third quarter of fiscal 2018 ended June 30, 2018 and on August 3, 2018 the Company issued a press release correcting a typographical error in the August 2, 2018 press release. The full text of the press releases is furnished as exhibits 99.1 and 99.2 to this Form 8-K/A and is incorporated herein by reference.

Item 7.01.Regulation FD Disclosure

On August 1, 2018, the Board of Directors approved a quarterly cash dividend of $0.22 per outstanding share of the Company’s common stock.  The dividend is payable September 14, 2018 to stockholders of record at the close of business on August 31, 2018.  The dividend cash pay-out based on the current shares outstanding is expected to be approximately $2.8 million per quarter, or approximately $11.0 million on an annualized basis.

Item 9.01.Financial Statement and Exhibits

(a)Not applicable.

(b)Not applicable.

(d)Exhibits

99.1	Haynes International, Inc. press release, issued August 2, 2018.

99.2	Haynes International, Inc. press release, issued August 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: August 3, 2018	By:	/s/ Daniel W. Maudlin
Daniel W. Maudlin
Vice President — Finance, CFO